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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Southwest Water Company (the "Company") on Form 10-K for the period ended December 31, 2004 (the "Report"), I, Anton C. Garnier, Chief Executive Officer of the Company and I, Richard J. Shields, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ANTON C. GARNIER Anton C. Garnier Chief Executive Officer March 31, 2005
/s/ RICHARD J. SHIELDS Richard J. Shields Chief Financial Officer March 31, 2005

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002